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                                                                    Exhibit 99.1


                                        [LOGO]

NEWS
RELEASE                                                                 Contact:
                                                            Christopher Hardwick
                                                                  (215) 238-7104
                                                      chardwick@gailforceinc.com


FOR IMMEDIATE RELEASE:
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                        ARAMARK COMPLETES ACQUISITION OF
                 FACILITY SERVICES BUSINESS FROM SERVICEMASTER

PHILADELPHIA, Nov. 30, 2001 - ARAMARK, a world leader in managed services, today announced that it has completed the acquisition of ServiceMaster Management Services, the facility services business of ServiceMaster.

"This acquisition establishes ARAMARK as a leading provider of support services and enables us to broaden our offering and extend our specialized facility services capabilities in the U.S. and internationally," said Joseph Neubauer, Chairman and CEO of ARAMARK. "In doing so, we strengthen our ability to expand existing partnerships and offer a total managed services solution for our customers in the healthcare, education, and business sectors."

                                     -more-
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The new organization, called ARAMARK ServiceMaster Facility Services, includes
ARAMARK Facility Services and ServiceMaster's Management Services business.

The new business has total annual net sales of $1.2 billion -- providing a complete range of services including environmental, clinical equipment maintenance, facilities management, facilities engineering, energy management, and capital program management to the healthcare, primary and secondary education, university and business customer sectors in the U.S. and Canada and with licensees in approximately 30 countries. ARAMARK ServiceMaster Facility Services employs more than 18,000 people and manages an additional 70,000 on behalf of its customers. Among its nearly 2,000 clients are: Mt. Sinai Hospital in New York, University of Virginia Medical Center, Princeton University, Baylor University, Houston Independent School District, Safeco Field in Seattle, and the American Museum of Natural History in New York.

ARAMARK is a world leader in providing managed services - including food, facility and other support services, uniform and career apparel, and childcare and early education programs.
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This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Certain matters discussed in this press release are forward-looking statements based on the Company's current expectations as to prospective events about which the Company can give no firm assurance. These forward-looking statements are based on management's expectations as of the date hereof, and the Company does not undertake any responsibility to update any of these statements in the future. See the Company's cautionary statements relating to forward-looking statements filed with the Securities and Exchange Commission on Form S-1 by ARAMARK Worldwide Corporation, our subsidiary.

More detailed information pertaining to our company's proposals will be set forth in appropriate filings that have been and will be made with the SEC including the joint proxy statement/prospectus contained in the Registration Statement on Form S-4 relating to the proposed merger and the Schedule TO relating to the proposed tender offer. Shareholders are urged to read such documents that are or may be filed with the SEC when they are available because they will contain important information. Shareholders will be able to obtain a free copy of any filings containing information about our company, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of any filings containing information about our company can also be obtained, without charge, by directing a request to ARAMARK, ARAMARK Tower, 1101 Market Street, Philadelphia, Pennsylvania 19107, Attention: Office of the Corporate Secretary.